EXHIBIT 99.1

                      [Logo of Carver Federal Savings Bank]

                             Keefe, Bruyette & Woods

                             New York Community Bank
                               Investor Conference

                            Thursday July 29th, 2004


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                      [Logo of Carver Federal Savings Bank]

STATEMENTS CONTAINED IN THIS PRESENTATION WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WHICH MAY BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "SHOULD," "COULD," "PLANNED," "ESTIMATED," "POTENTIAL" AND SIMILAR TERMS AND PHRASES. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED DUE TO A NUMBER OF FACTORS. FACTORS WHICH COULD RESULT IN MATERIAL VARIATIONS INCLUDE, BUT ARE NOT LIMITED TO, THE COMPANY'S SUCCESS IN IMPLEMENTING ITS INITIATIVES, INCLUDING EXPANDING ITS PRODUCT LINE, ADDING NEW BRANCHES AND ATM CENTERS, SUCCESSFULLY REBRANDING ITS IMAGE AND ACHIEVING GREATER OPERATING EFFICIENCIES AND COMPLETING ITS PLANNED ACQUISITION OF A SAVINGS BANK IN A NEW MARKET AND INTEGRATING ITS OPERATIONS INTO THE COMPANY'S; CHANGES IN INTEREST RATES WHICH COULD AFFECT NET INTEREST MARGINS AND NET INTEREST INCOME; COMPETITIVE FACTORS WHICH COULD AFFECT NET INTEREST INCOME AND NON-INTEREST INCOME; GENERAL ECONOMIC CONDITIONS WHICH COULD AFFECT THE VOLUME OF LOAN ORIGINATION, DEPOSIT FLOWS, REAL ESTATE VALUES, THE LEVELS OF NON-INTEREST INCOME AND THE AMOUNT OF LOAN LOSSES AS WELL AS OTHER FACTORS DISCUSSED IN DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION FROM TIME TO TIME. ALL FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE HEREOF AND THE COMPANY AND THE BANK UNDERTAKE NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES THAT OCCUR AFTER THE DATE ON WHICH SUCH STATEMENTS WERE MADE.


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                      [Logo of Carver Federal Savings Bank]

OVERVIEW

|X| FINANCIAL AND OPERATING RESULTS IN FY'04 AND 1ST QUARTER FY'05 CONTINUE THREE YEAR TREND

|X|      EXPANSION STRATEGY ACCELERATING
         -- ACQUISITION ANNOUNCED
         -- BRANCHES AND 24/7 ATM CENTERS
         -- NEW PRODUCTS

|X|       SUBSTANTIAL OPPORTUNITIES AHEAD


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                      [Logo of Carver Federal Savings Bank]

REVIEW OF FINANCIAL AND OPERATIONAL RESULTS

|X|      FY2004 EARNINGS CONTINUE AT HIGHEST LEVEL OF PROFITABILITY IN COMPANY
         HISTORY

|X| FIRST QUARTER 2005 EARNINGS MAINTAIN TREND DESPITE MARGIN COMPRESSION, REDUCED PREPAYMENT PENALTIES, INTEREST RATE VOLATILITY AND FRANCHISE INVESTMENTS

|X| NET INTEREST INCOME REFLECTS LOAN GROWTH REPLACING LOWER YIELDING SECURITIES AND STRONG ASSET QUALITY

|X| NON-INTEREST INCOME STABLE DESPITE SLOWDOWN ON PREPAYMENTS, AS OTHER LOAN AND DEPOSIT FEES INCREASE

|X| COST STRUCTURE IMPROVEMENTS CONTINUE WITH EFFICIENCY EFFORTS, BUT REFLECT INVESTMENTS TO BUILD LONG-TERM FRANCHISE VALUE


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                      [Logo of Carver Federal Savings Bank]

REVIEW OF FINANCIAL AND OPERATIONAL RESULTS

|X| MANAGEMENT CONTINUES TO CAPITALIZE ON PUBLIC INCENTIVES TO INVEST IN URBAN COMMUNITIES (OUTSTANDING CRA RATING; $1.5 MILLION CDFI GRANT, PUBLIC DEPOSITS)

|X|      SOLID RETURN ON AVERAGE ASSETS AND RETURN ON AVERAGE EQUITY
         RATIOS

|X| AS A RESULT, THE BOARD OF DIRECTORS INCREASED FIRST QUARTER 2005 DIVIDEND FROM $.05 TO $.07, PER SHARE

|X|      HOWEVER, CARVER'S STOCK PRICE TRADES AT A DISCOUNT TO PEERS


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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                      Bar Graph of Net Income $ In Millions

            2000 ($1.1), 2001 ($0.4), 2002 $4.7, 2003 $3.8, 2004 $4.8


                                [Graphic omitted]

                      Bar Graph of Net Income $ In Millions

                  1st Quarter 2004 $1.1, 1st Quarter 2005 $1.1




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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                 Bar Graph of Earnings Per Share (fully diluted)

         2000 ($0.53), 2001 ($0.26), 2002 $1.89, 2003 $1.52, 2004 $1.87


                                [Graphic omitted]

                 Bar Graph of Earnings Per Share (fully diluted)

                 1st Quarter 2004 $0.42, 1st Quarter 2005 $0.42



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                     Bar Graph of Total Assets $ In Millions


      2000 $420.1, 2001 $424.5, 2002 $450.3, 2003 $509.8, 2004 $538.8, 1st
                                 QTR 2005 $552.8



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                   Bar Graph of Total Net Loans $ In Millions

      2000 $270.1, 2001 $283.4, 2002 $289.7, 2003 $292.7, 2004 $351.9, 1st
                                 QTR 2005 $370.8



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                Bar Graph of Non Performing Assets $ In Millions

    2000 $3.1, 2001 $3.0, 2002 $2.8, 2003 $1.8, 2004 $2.1, 1st QTR 2005 $1.9



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                       Bar Graph of Deposits $ In Millions

      2000 $281.9, 2001 $279.4, 2002 $325.0, 2003 $347.2, 2004 $373.7, 1st
                               Quarter 2005 $397.4



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                        Bar Graph of Net Interest Margin

 2000 3.47%, 2001 3.61%, 2002 4.09%, 2003 4.26%, 2004 3.56%, 1st QTR 2005 3.46%



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                      Bar Graph of Fee Income $ In Millions

              2000 $1.8, 2001 $1.8, 2002 $2.2, 2003 $3.2, 2004 $4.5


                                [Graphic omitted]

                      Bar Graph of Fee Income $ In Millions

                  1st Quarter 2004 $1.1, 1st Quarter 2005 $1.0



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                          Bar Graph of Efficiency Ratio

      2000 104.31%, 2001 96.93%, 2002 77.89%, 2003 68.18%, 2004 67.86%, 1st
                                 QTR 2005 69.29%



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                      Bar Graph of Return on Average Equity

        2000 (3.29%), 2001 (0.89%), 2002 13.78%, 2003 9.77%, 2004 11.40%


                                [Graphic omitted]

                      Bar Graph of Return on Average Equity

                     1st Qtr 2004 10.59%, 1st Qtr 2005 9.64%



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                  Graph of Stock Price March 2002 to June 2004
                     (ranging from approximately $10 to $20)

                   Comparison of Book Value Per Share to Stock
                    Price (ranging from approximately $15 to
                                      $17)

     Book value per share is calculated using fully diluted weighted average common shares outstanding.



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                      [Logo of Carver Federal Savings Bank]

                               EXPANSION STRATEGY

|X| ACQUISITION: SIGNED DEFINITIVE AGREEMENT IN MARCH TO ACQUIRE INDEPENDENCE FEDERAL SAVINGS BANK, A WASHINGTON D.C. BASED THRIFT WITH APPROXIMATELY $200 MILLION IN ASSETS

|X|      ORGANIC GROWTH:
         -OPENED JAMAICA CENTER BRANCH IN FEBRUARY 2004 IN NEW RETAIL SHOPPING AND ENTERTAINMENT COMPLEX AT THE CENTER OF JAMAICA'S BUSIEST TRANSPORTATION HUB
         -OPENING ATLANTIC TERMINAL BRANCH THIS WEEK IN RETAIL COMPLEX ANCHORED BY TARGET AND ONE OF BROOKLYN'S BUSIEST TRANSPORTATION HUBS
         -OPENED TWO NEW 24/7 ATM BANKING CENTERS IN HARLEM, WHICH HAVE INCREASED CUSTOMER CONVENIENCE, HIGH VISIBILITY AND GREATER BRAND AWARENESS

|X| PRODUCTS: FALL LAUNCH OF WEALTH MANAGEMENT AND SUB-PRIME LENDING (FOR SALE IN SECONDARY MARKET)


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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

              [Photograph of Jamaica Center Branch: Ribbon Cutting]



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                      [Logo of Carver Federal Savings Bank]

                               [Graphics omitted]

                     [Photographs of Jamaica Center Branch]



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

            [Photograph of Public Deposits for Jamaica Center Branch]



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                      [Logo of Carver Federal Savings Bank]

                         SUBSTANTIAL OPPORTUNITIES AHEAD

|X|      LAUNCH BROADER RANGE OF CONSUMER PRODUCTS AND SERVICES TO DRIVE FEE
         INCOME
         -- FREE CHECKING/RELATIONSHIP BANKING ACCOUNTS
         -- EXPAND 1-4 FAMILY ORIGINATIONS IN OUR NEIGHBORHOODS THROUGH AFFORDABLE HOUSING DEVELOPMENTS
         -- OVERDRAFT LINES OF CREDIT FOR PREFERRED CUSTOMERS

|X| INCREASE PENETRATION IN CORE MARKETS BY EXPANDING DELIVERY CHANNELS -- SUPERMARKET BRANCH IN NORTHERN HARLEM THIS WINTER -- TWO ADDITIONAL 24/7 ATM CENTERS THIS FISCAL YEAR

|X|      MARKET OUR BRAND EFFECTIVELY TO PROSPECTIVE CUSTOMERS
         -- CONTINUE GRASS ROOTS ADVERTISING AND OUTREACH TO SUPPORT NEW PRODUCTS AND DELIVERY CHANNEL EXPANSION

|X|      WILL REVIEW ACQUISITION OPTIONS TO INCREASE FEE INCOME AND/OR FOOTPRINT

|X| CONTINUE TO LEVERAGE PUBLIC PROGRAMS TO ENHANCE FINANCIAL AND COMMUNITY RETURNS


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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

              [Computer generated image of Bradhurst Court Branch]



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                      [Logo of Carver Federal Savings Bank]

                                    APPENDIX


                       (ADDITIONAL FINANCIAL INFORMATION)


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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                 Bar Graph of Pretax Income (Loss) $ In Millions

            2000 ($1.0), 2001 ($0.3), 2002 $5.6, 2003 $6.9, 2004 $7.3


                                [Graphic omitted]

                 Bar Graph of Pretax Income (Loss) $ In Millions

                  1st Quarter 2004 $1.6, 1st Quarter 2005 $1.7



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                     Pie Graph showing Deposit Portfolio Mix
                                  June 30, 2004

Demand Accounts 5.8%, Certificates 46.3%, NOW Accounts 6.5%, Savings & Club 33.4%, Money Market Savings Account 8.1%



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                        Pie Graph showing Earning Assets
                                  June 30, 2004

Securities 24.7%, Cash & Cash Equivalents 4.9%, Real Estate Loans 69.4%, Consumer & Commercial Loans 1.1%



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                          Bar Graph of NPA/Total Loans

 2000 1.12%, 2001 1.04%, 2002 0.96%, 2003 0.61%, 2004 0.60%, 1st Qtr 2005 0.50%


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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

                   Bar Graph of Allowance/Non Performing Loans

 2000 138.1%, 2001 141.0%, 2002 146.2%, 2003 230.7%, 2004 194.3%, 1st Qtr 2005
                                     217.8%



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                      [Logo of Carver Federal Savings Bank]

                                [Graphic omitted]

             Bar Graph of Net Charge Offs (Recoveries) $ In Millions

          2000 $2.18, 2001 $1.18, 2002 $0.32, 2003 ($0.03), 2004 $0.03


                                [Graphic omitted]

             Bar Graph of Net Charge Offs (Recoveries) $ In Millions

                     1st Qtr 2004 $0.04, 1st Qtr 2005 $0.02